CERTAIN LIABILITY ACCOUNTS - Schedule Accrued Expenses and Other Current Liabilities (Details) - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021
Liabilities [Abstract]
Cash election consideration payable	$ 5,000	$ 0
Accrued transaction costs	940	1,750
Payroll and other employee costs	1,678	2,196
Sales tax payable	737	1,113
Deferred rent	2,040	1,573
Deferred revenue	2,381	4,524
Accrued interest	456	0
Other accrued expenses and current liabilities	3,103	2,862
Total	$ 16,335	$ 14,018